UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 6, 2016

READING INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Center Drive, Suite 900, Los Angeles, California		90045
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ÿ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ÿ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ÿ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ÿ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Reading International, Inc. (“Reading” or the “Company”), through it press release dated October 26, 2016, announced today that final judgment was entered on October 20, 2016 by the District Court, Clark County, Nevada dismissing with prejudice all claims against the Company’s directors contained in the previously filed derivative lawsuit brought plaintiff stockholders consisting of funds managed by Messrs. Whitney Tilson and Jonathan M. Glaser.  The derivative lawsuit was previously filed in the District Court, Clark County, Nevada under the caption T2 Accredited Fund, LP, a Delaware limited partnership, doing business as Kase Fund; T2 Qualified Fund, LP, a Delaware limited partnership, doing business as Kase Qualified Fund; Tilson Offshore Fund, Ltd, a Cayman Islands exempted company; T2 Partners Management I, LLC, a Delaware limited liability company, doing business as Kase Management; T2 Partners Management Group, LLC, a Delaware limited liability company, doing business as Kase Group; JMG Capital Management, LLC, a Delaware limited liability company; and Pacific Capital Management, LLC, a Delaware limited liability company (collectively the “T2 Derivative Plaintiffs”), derivatively on behalf of Reading International, Inc. vs. Margaret Cotter, Ellen M. Cotter, Guy Adams, Edward Kane, Douglas McEachern, William Gould, Judy Codding, Michael Wrotniak and Craig Tompkins and Does 1 through 100, inclusive, as defendants, and, Reading International, Inc., a Nevada corporation, as Nominal Defendant.  The Nevada District Court’s order provided that all parties were responsible for their own attorneys’ fees and costs.  The parties modified the terms of the Settlement Agreement and Release of Claims previously filed by the Company in its Form 8-K filed with the Securities and Exchange Commission on July 13, 2016, to address concerns expressed by the Nevada District Court as to the scope and extent of certain releases.

Item 9.01  Financial Statements and Exhibits.

99.1Press release issued by Reading International, Inc. on October 26, 2016, entitled [“Reading International  Dismissal of Derivative Claims”].

99.2Order Granting Settlement with T2 Plaintiffs and Final Judgment dated October 20, 2016.

99.3Settlement Agreement and Release of Claims dated October 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.3
READING INTERNATIONAL, INC.

Date: October 26, 2016	By:	/s/ Devasis Ghose
	Name:	Devasis Ghose
	Title:	Chief Financial Officer